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                                                                  EXHIBIT 23.1


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 14, 2001, in the Registration Statement (Form S-3 No. 333-XXXXX) and the related Prospectus of Overseas Shipholding Group, Inc. for the registration of X,000,000 shares of its common stock.


                                                          ERNST & YOUNG LLP


New York, New York
June 8, 2001